                                LEASE AGREEMENT
                                ---------------

                                                         Lease No. 001-03599-01


                                                         Lease Date  May 5, 1995


                         TERMS AND CONDITIONS OF LEASE

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LESSOR:       LCA LEASING CORP. (hereinafter called "Lessor")

ADDRESS:      9400 Williamsburg Plaza, Suite 200

              Louisville, Kentucky 40222

LESSEE:       SMA VIDEO INC.
              (hereinafter called "Lessee")

ADDRESS:      100 AVENUE OF THE AMERICAS
              NEW YORK, NY 10013

SUPPLIER:     RANK CINTEL INC.                        LIPSNER-SMITH COMPANY
              (hereinafter called "Supplier")

ADDRESS:      25358 AVENUE STANFORD                   4700 CHASE

                                                      LINCOLNWOOD, IL 60648

              VALENCIIA, CA 91355

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Quantity Description of Leased Equipment (Make, Kind, Model No., Serial No. and
any other pertinent identification) (Collectively "Equipment") and individually "item" herein)

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(1) NEW RANK CINTEL TELECINE SYSTEM. (1) NEW LIPSNER-SMITH CLEANING MACHINE.

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Location of Equipment

ADDRESS:      100 AVENUE OF THE AMERICAS
              NEW YORK, NY 10013

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BASE TERM: 60                      : $

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RENTAL PAYMENTS:   The first 60 payment(s) each at $16,227.89; followed by 0
                   payment(s) each at $O; followed by 0 payment(s) each at $O; followed by 0 payment(s) each at $O; followed by 0 payment(s) each at $0.

ADVANCE RENTALS:   First 0 month(s) and Last 0 month(s) rental payment(s)
                   payable at the time of signing this Lease in the total amount of $0.
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ADDITIONAL TERMS AND CONDITIONS OF LEASE:

1. LEASE OF EQUIPMENT. Lessor leases to Lessee and Lessee hereby leases from Lessor all the Equipment. Lessee hereby authorizes Lessor to insert in this lease ("Lease") the serial numbers and other identification information of the Equipment when determined by Lessor.

2. ORDERING EQUIPMENT. Lessor nbagrees to order the Equipment from Supplier upon the terms and conditions of Lessor's purchase order. Lessee agrees to arrange for delivery of Equipment and Lessee shall inspect the Equipment upon its arrival and shall promptly execute the Delivery and Acceptance Receipt or notify Lessor in writing of any defects in the Equipment. Lessee agrees that upon execution of the Delivery and Acceptance Receipt it shall be conclusively presumed as between Lessor and Lessee that Lessee has fully inspected the Equipment, that the Equipment is in good condition and repair and that Lessee is satisfied with and has accepted the Equipment. In case Lessee gives written notice of a defect with respect to any item of Equipment, Lessee shall on demand by Lessor pay Lessor any amounts theretofore paid or owing by Lessor in respect of the purchase of such item of Equipment and upon such payment Lessee shall be subrogated to Lessor's claim, if any, against Supplier and Lessee shall indemnify and save Lessor harmless from any and all liability to the Supplier and/or any other person with regard thereto. Lessee further agrees that upon execution of the Delivery and Acceptance Receipt, Lessee has accepted the Equipment and thereby waives any and all of its rights to cover, reject or revoke acceptance of the Equipment and Lessee acknowledges and understands that Lessor purchases the Equipment for Lessee's use and possession in reliance upon this representation.

3. TERM. The term of this lease shall commence on the earlier of the first day of the month in which Lessee executes and delivers to Lessor the Delivery and Acceptance Receipt hereinafter mentioned or thirty (30) days after delivery of the Equipment to the Lessee at the location(s) designated herein, and ends on the last day of the last month of the number of months stated above as the term of this Lease.

4. RENT. Lessee shall pay Lessor the total rental for the term of this Lease, which shall be the total amount of all rental payments stated above, plus such additional rental as may arise. All monthly payments of rental shall be payable in advance on the date this Lease commences or on such date that Lessor designates for such payment and on the same day of each month thereafter, whether or not Lessor has rendered an invoice therefor. at the office of Lessor set forth herein or to such other place as Lessor may from time to time designate in writing.

5. ADVANCE RENTALS. Lessee shall deposit with Lessor any Advance Rentals set forth herein. Any Advance Rentals so taken shall be non-interest bearing. Lessor may, but shall not be obligated to, apply any Advance rentals to cure any default to Lessee hereunder, in which event Lessee shall promptly restore any amount so applied. Failure to restore immediately Applied Rentals applied by Lessor shall be a default hereunder.

6. SECURITY DEPOSIT. Lessor shall retain any Security Deposit set forth in this Lease as security for the performance by Lessee of its obligations hereunder. Any Security Deposit so taken shall be non-interest bearing. Lessor may, but shall not be obligated to, apply any Security Deposit to cure any default of Lessee hereunder, in which event Lessee shall promptly restore any amount so applied. If Lessee is not in default of any Lessee's obligations hereunder, any Security Deposit will be returned to Lessee at the termination of this Lease. In the event that Lessor applies said Security Deposit and Lessee fails to retore immediately the Security Deposit, Lessee shall be in default hereunder. Lessee further agrees that Lessor may apply said Security Deposit without conducting a public or private sale as Lessee agrees that such sale is not necessary under the circumstances. Lessee further agrees that Lessor may commingle the Security Deposit with Lessor's general funds and need not segregate the Security Deposit.

7. NON-CANCELABLE NET LEASE. Lessor is the owner of the Equipment for all purposes. THIS LEASE IS A NON-CANCELABLE NET LEASE. WHEN LESSEE SIGNS AND DELIVERS A DELIVERY AND ACCEPTANCE RECEIPT FOR AN ITEM, ITS OBLIGATIONS TO PAY ALL RENT AND OTHER AMOUNTS-WHEN DUE FOR THE ITEM AND OTHERWISE TO PERFORM AS REQUIRED HEREUNDER ARE UNCONDITIONAL, IRREVOCABLE AND INDEPENDENT. THESE OBLIGATIONS ARE NOT SUBJECT TO CANCELLATION, TERMINATION, PREPAYMENT, MODIFICATION, REPUDIATION, EXCUSE OR SUBSTITUTION BY LESSEE. LESSEE IS NOT ENTITLED TO ANY ABATEMENT, REDUCTION, OFFSET, DEFENSE OR COUNTERCLAIM WITH RESPECT TO THESE OBLIGATIONS FOR ANY REASON WHATSOEVER, WHETHER ARISING OUT OF DEFAULT OR OTHER CLAIMS AGAINST LESSOR OR THE MANUFACTURER OR SUPPLIER OF THE ITEM, DEFECTS IN OR DAMAGE TO THE ITEM, ITS LOSS OR DESTRUCTION, OR OTHERWISE. This Lease shall not terminate, nor the respective obligations of Lessor or Lessee be otherwise affected nor shall Lessor have any liability whatsoever to Lessee, by reason of any defect in or damage to or reduction in value or use of or loss or destruction of any or all items of Equipment from whatever cause, including without limitation, any prohibition, commercial frustration, impossibility, frustration of purpose, or commercial impracticability of Lessee's use of the Equipment or any item thereof, or the interference with such use by restrictions imposed by any governmental law, regulation, decree, ruling or other such legal determination.

8. ASSIGNMENT. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT (A) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF THIS LEASE, THE EQUIPMENT OR ANY INTEREST THEREIN, OR (B) SUBLET OR LEND THE EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. ANY SUCH PURPORTED ASSIGNMENT, SUBLEASE OR LOAN IS VOID. LESSOR MAY ASSIGN THIS LEASE OR GRANT A SECURITY INTEREST IN THE EQUIPMENT IN WHOLE OR IN PART WITHOUT NOTICE TO LESSEE, AND LESSOR'S ASSIGNEE OR SECURED PARTY MAY THEN ASSIGN THIS LEASE OR THE SECURITY AGREEMENT WITHOUT N0TICE TO LESSEE. LESSEE AGREES THAT ANY SUCH ASSIGNMENT WILL NOT MATERIALLY INCREASE LESSEE'S RISK OR BURDEN. EACH SUCH ASSIGNEE AND/OR SECURED PARTY SHALL HAVE ALL THE RIGHTS BUT NONE OF THE OBLIGATIONS OF LESSOR UNDER THIS LEASE. LESSEE SHALL RECOGNIZE SUCH ASSIGNMENTS AND/OR SECURITY AGREEMENTS AND SHALL NOT ASSERT AGAINST THE ASSIGNEES AND/OR THE SECURED PARTIES ANY DEFENSE, COUNTERCLAIM OR SETOFF THAT LESSEE MAY HAVE AGAINST LESSOR.

9. DISCLAIMER OF WARRANTIES. LESSEE ACKNOWLEDGES THAT LESSEE HAS SELECTED BOTH THE SUPPLIER AND THE LEASED EQUIPMENT AND HAS REQUESTED LESSOR TO PURCHASE SAME FOR LESSEE AND, IN TURN, LEASE SAME THERETO. LESSOR LEASES THE EQUIPMENT AS-IS, WHERE-IS, AND WITH ALL FAULTS. LESSEE ACKNOWLEDGES THAT THE EQUIPMENT IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEES PURPOSES, AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF SAID EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. LESSEE FURTHER ACKNOWLEDGES THAT FOR ALL PURPOSES HEREUNDER THE SUPPLIER IS LESSEE'S AGENT. LESSEE ACKNOWLEDGES THAT SUPPLIER IS NOT AN AGENT OF OR SPOKESMAN FOR LESSOR AND THAT NO STATEMENTS, ACTS, OMISSIONS OR REPRESENTATIONS OF SUPPLIER ARE BINDING ON LESSOR. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A DEALER OR MERCHANT OF THE GOODS LEASED AND LESSEE REPRESENTS THAT LESSEE HAS NOT RELIED ON LESSOR'S SKILL OR JUDGMENT IN SELECTING OR FURNISHING THE EQUIPMENT. LESSEE ACKNOWLEDGES AND AGREES THAT NEITHER SUPPLIER NOR ANY OTHER PERSON IS AUTHORIZED TO MAKE ANY STATEMENTS OR REPRESENTATIONS AND THAT NONE ARE BINDING ON LESSOR AND FURTHER THAT THE BREACH OF SUCH DO NOT RELIEVE LESSEE OF OR IN ANY WAY AFFECT ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREIN. If the Equipment is not properly installed, or is unsatisfactory for any reason, Lessee shall, nevertheless, pay Lessor all rental payable under this Lease and shall not set up against Lessee's obligations any such claims as a defense, counterclaim, offset or otherwise. Lessee further agrees that it hereby waives any claim (including any claim based on strict or absolute liability in tort) it might have against Lessor for any loss, damage (including incidental or consequential damage) or expense caused by the Equipment and will defend, indemnify. and hold Lessor harmless from any claims. actions, or causes of action arising out of said Equipment. Lessee will make any claims for any unsatisfactory item only against the manufacturer, Supplier, or seller and at its own expense and not against Lessor. All warranties to the extent that they are assignable, if any, from the Supplier to the Lessor are assigned to the Lessee for the term of this Lease as long as the Lease is not in default for the Lessee to exercise at its expense. All warranty as to any tax or accounting consequences resulting from this Lease are disclaimed by Lessor and Lessee represents to Lessor it has sought and obtained independent professional advice and has relied on same in deciding to enter into this Lease and Lessee assumes all tax and accounting risks and all risks as to the stylization of this Lease.

10. LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee acknowledges, represents and warrants to Lessor the following:

(a) Lessor has not selected, manufactured, or supplied the Equipment;
(b) Lessor acquired the Equipment or the right to possession and use of the Equipment in connection with the Lease.
(c) Lessee has received a copy of, reviewed and approved each contract by which Lessor acquired the Equipment or the right to possession and use of the Equipment, before signing this Lease:


                                  1 of 4 pages

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(d) Lessee, before signing this Lease, received an accurate and complete statement designating the promises and warranties and any disclaimers of warranties, limitations or modifications of remedies, or liquidated damages, including those of a third party, such as the manufacturer of the Equipment, provided to the Lessor by the person supplying the Equipment in connection with or as part of each contract by which Lessor acquired the Equipment or the right to possession and use of the Equipment;

(e) Lessee has selected Supplier(s) and directed Lessor to purchase the leased Equipment and/or the right to possession and use of the Equipment from Supplier(s);

(f) Unless previously known to or acknowledge by Lessee, Lessor informed Lessee in writing before Lessee signed this Lease, (1) of the identity of each person supplying the Equipment to Lessor, (2) that the Lessee is entitled to the promises and warranties including those of any third party, provided to the Lessor by the person supplying the Equipment in connection with or as a part of the contract by which the Lessor acquired the Equipment or the right to possession and use of the Equipment, and (3) that the Lessee may communicate with the person supplying the Equipment to the Lessor and receive an accurate and complete statement of those promises and warranties, including my disclaimers and limitations of them or of remedies;

(g) Lessor provides no warranties or other rights with respect to the purchase of the Equipment and any and all rights Lessee has with respect to the purchase of the Equipment are solely against Supplier.

11. EQUIPMENT INSTALLATION AND DELIVERY. Lessee will install or arrange to install (or base, in the case of a motor vechicle or other movable Equipment) the Equipment at the location specified herein. Lessee may not move the Equipment to another location without first obtaining the consent of Lessor in writing which consent may be withheld by Lessee at its sole discretion. In such event Lessee must notify Lessor in writing before the move and cooperate with Lessor in filing appropriate financing statements. Lessee will insure that the Equipment remains personal property even though it may be installed on real property. Lessee will at its expense cause each item subject to vehicle or other registration laws to be fully and correctly titled, registered and licensed and will apply for and cause a certificate of title to be issued for the item showing Lessor as both owner and (if possible) sole lienholder. The Equipment may not be removed to any location other than the United States of America notwithstanding any term hereof and to do so is an act of default.

Lessee further acknowledges that Lessor will rely upon the executed Delivery and Acceptance Receipt by paying Supplier for the Equipment upon Lessor's receipt thereof. Therefore, Lessees execution of the Delivery and Acceptance Receipt shall conclusively establish that the Equipment covered thereby is acceptable to Lessee for all purposes of this Lease and shall constitute an acceptance of the Equipment described in the Lease.

12. LOCATION: INSPECTION: TAXES: USE. Lessee will be entitled to unlimited use of the Equipment and Lessee represents the Equipment will be used only for business or commercial purposes and not for personal, family or household purposes. Lessee will at its expense comply with all laws, rules, regulations, requirements, and orders applying to the Equipment and its use, maintenance, repair, condition, storage and operation. Lessor may inspect the Equipment and its maintenance records on reasonable notice. Lessee will keep the Equipment free of liens, claims and encumbrances. Lessee will promptly pay, when due, all taxes, liens, fees, costs and assessments upon the Equipment imposed by any governmental, or other, entity or person whatsoever. If Lessee fails to do so, Lessor may pay such tax and Lessee shall at once reimburse Lessor for the amount thereof. Failure to pay such tax, when due, by Lessee shall constitute an event of default hereunder by Lessee. Lessee shall affix and maintain labels upon a visible place on each item of Equipment indicating that Lessor is the owner of the Equipment and if Lessee shall fail or refuse to do so Lessor may do so.

13. ALTERATIONS: MAINTENANCE. Lessee shall, at Lessee's own expense, maintain the Equipment in good operating condition, repair appearance, furnish all parts and labor required to keep the Equipment in such condition, protect same from deterioration other than normal wear and tear, and only use the Equipment in the regular course of Lessee's business and within normal capacity. For the purpose of assuring Lessor that the Equipment will be properly serviced, Lessee shall cause the Equipment to be maintained pursuant to a standard preventative maintenance contract. Lessee shall not make any modifications, alterations or additions to the Equipment without prior written consent of Lessor, and then, all such modifications, alterations and additions shall belong to Lessor and shall be returned to Lessor with the Equipment upon the expiration or earlier termination of this Lease.

14. INSURANCE. Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof. The amount of such insurance shall be sufficient so that neither Lessor nor Lessee will be considered a co-insurer. Lessee shall carry public liability insurance, both personal injury and property damage, covering the Equipment. All such insurance shall be in form and with companies satisfactory to Lessor and shall name Lessor and its assignee as loss payee as its interest may appear with respect to property damage coverage and as additional insured with respect to public liability coverage. Lessee shall pay the premiums for such insurance and upon Lessor's request deliver to Lessor satisfactory evidence of insurance coverage required hereunder. The proceeds of such insurance payable as a result of loss or damage to any item of Equipment shall be applied to satisfy Lessee's obligations as set forth in Paragraph 16 below. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make a claim for, receive payment of and execute and endorse all documents, checks, or drafts received in payment for loss or damage under any such insurance policy. Lessee agrees if Lessee shall fail to procure, maintain, and pay for such insurance, Lessor shall have the right, but not the obligation, to do so on behalf of Lessee. In the event Lessee does not obtain and/or pay for such insurance, such failure to obtain and/or pay for such insurance constitutes a default hereunder.

15. RISK OF LOSS. Lessee shall bear the entire risk of loss, theft, destruction, damage or disrepair of the Equipment or any part thereof for any cause whatsoever commencing with the date the Lessee or Lessor has entered into a contract with Supplier(s) of the Equipment. No such loss, damage, theft, destruction or disrepair of the Equipment shall relieve Lessee of the obligation to pay rent or from any other obligation under this Lease. In the event of any of the above, Lessee, at Lessee's own expense and at Lessor's option, shall either (a) repair the Equipment, returning same to its previous condition, unless irreparable; or (b) replace same with like Equipment of equivalent value, in good condition and acceptable to Lessor, which shall become the property of the Lessor, or (c) immediately pay Lessor the amount that would be due in the event of a default upon this Lease. Lessor will then deliver a bill of sale for the item and Lessee's obligation to pay rent for the item will terminate. All proceeds of insurance received by Lessor as a result of such loss or damage shall be applied either toward the replacement or repair of the Equipment or the payment of the obligations of Lessee as set forth hereinabove.

16. GENERAL INDEMNITY. Lessee shall pay and defend, indemnify and hold Lessor and any successor, assignee or secured party of Lessor harmless on an after-tax basis from any and all reasonable legal fees whether or not suit has been filed of any nature whatsoever that may be imposed on, incurred by or asserted against an indemnified party with respect to any item or its purchase, acceptance, delivery, ownership, leasing, possession, maintenance, use, operation or transportation, whether or not any other parties are involved, including without limitation claims (a) for latent or other defects, (b) for patent, trademark or copyright infringement, (c) for personal injury, death or property damage, and
(d) based on the negligence of the indemnified party or on strict liability.

17. EVENT OF DEFAULT. Any of the following events or conditions shall constitute an event of default with or without demand or notice to Lessee hereunder:

(a) Lessee does not make any payment of rent or any other amount payable to Lessor under this Lease or under any other indebtedness of Lessee to Lessor arising independently of this Lease, when due;

(b) Lessee does not timely perform or observe any other covenant, condition or agreement to be performed or observed under this Lease or under any other agreement with Lessor;

(c) Any representation or warranty made by Lessee in any Lease, in any agreement or in any application or financial statement or in any related document proves to be incorrect in any material respect when made;

(d) Lessee ceases doing business as a going concern;

(e) Lessee becomes insolvent or makes an assignment for the benefit of creditors;

(f) If a petition is filed by or against Lessee under the Bankruptcy Code or under any insolvency law or proceeding;

(g) If Lessee applies for or consents to the appointment of a receiver, trustee. conservator, or liquidator of Lessee or such receiver, trustee, conservator. or liquidator is appointed without the application or consent of Lessee;

(h) If any statement, representation or warranty furnished by Lessee to Lessor after entering into this Lease is untrue or unperformed in any material respect;

(i) If a creditor of Lessee or any other person or entity attaches or levies execution against Lessee and the attachment or levy is not released within 48 hours;

(j) If Lessee makes a bulk transfer of its furniture, fixtures, furnishings, equipment or inventory;

(k) If Lessee breaches any of the terms of any loan or credit agreements, or defaults thereunder or if the condition of Lessee's affairs so changes as to, in Lessor's opinion, increase the credit risk involved and Lessor thereby becomes insecure as to performance of this Lease or any other agreement with Lessee;


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(l) If Lessee shall create, incur, assume, cause or suffer to exist any mortgage, trust deed, lien, pledge, hypothecation, or other encumbrance attachment, or execution of any kind whatsoever upon, effecting or with respect to the Equipment, this Lease or any of Lessor's interests under the Lease or any other obligation due and payable to Lessor;

(m) If Lessee is an individual or sole proprietor and is judicially declared incompetent.


Lessee may have more than one obligation with Lessor and a default on any one such obligation constitutes a default on each other obligation at the option Of Lessor with or without notice or demand.

For purposes of this section, Lessee also means any Guarantor of Lessee's obligations under any lease and Lease also means my Guaranty of those obligations. Therefore, in the event my Guarantor dies or any event of default described above occurs with respect to any Guarantor, this Lease will be deemed in default.

18. REMEDIES. If any event of default edits, Lessor without notice or demand may do one or more of the following in any order and such remedies be cumulative:

(a) Lessor may require Lessee to deliver up any or all of the Equipment at Lessee's expense at such pace or places as Lessor may require.

(b) Lessor may repossess any and all Equipment wherever found, may enter the premises where the Equipment is located and disconnect, render unusable and remove same without liability to Lessor, and may use such premises without charge to store or show the Equipment for sale, re-lease, or other disposition.

(c) If Lessor does not recover possession of the Equipment, Lessor may require Lessee to pay Lessor as liquidated damages for loss of the benefit of its bargain and not as a penalty, and in lieu of any further payments of rent for the Equipment its Stipulated Loss Value. Stipulated Loss Value is defined as: (1) All unpaid rent, delinquency charges, interest, and other amounts due for the Equipment through the date of entry of judgment; and (2) All sums to be paid pursuant to the terms of the Lease including but not limited to future rents, the residual value of the Equipment and all tax recapture benefits which sums shall be discounted as of the date of entry of judgment at the rate of 6% (the discount will only apply to tax recapture benefits it allowed by law). The parties acknowledge that the Stipulated Loss Value reasonably reflects Lessor's anticipated loss with respect to the Equipment and this Lease resulting from the event of default.

(d) If Lessor recovers any Equipment, Lessor may sell by public or private sale, re-lease, hold, retain, or otherwise dispose of the Equipment in any manner it chooses, free and clear of any claims or rights of Lessee and without any duty to account to Lessee with respect thereto except as provided hereinbelow:

        (1) Lessor may hold and/or retain the Equipment and recover from Lessee the Stipulated Loss Value.

        (2) Lessor may re-lease the Equipment and recover from the Lessee the Stipulated Loss Value less the amount to be received by Lessor for such releasing which amount to be received by Lessor for such releasing shall be discounted at the rate of 6%.

        (3) Lessor may sell or otherwise dispose of the Equipment and recover from the Lessee the Stripulated Loss Value less the net amount received by Lessor from such sale.

(e) Lessor my sue for all rentals due under the Lease as they shall accrue.

(f) In the event any of the damages provided above is inadequate, Lessor may recover the present value of its profit including reasonable overhead the Lessor would have made from full performance by the Lessee.

(g) Lessor may terminate any or all Leases, may sue to enforce Lessee's performance thereof, and/or may exercise any other right or remedy then available to Lessor permitted at law or in equity.

No failure or delay on the part of the Lessor to exercise any right or remedy hereunder shall operate as a waiver thereof.

In addition to the above, in all cases, Lessee shall be liable for all costs, expenses and damages incurred by Lessor whether or not an event of default or otherwise occurs, including but not limited to, all legal fees whether or not suit is filed, allocable costs of in-house counsel and other staff, costs related to the repossession, reconditioning and disposition of the Equipment, and all incidental and consequential damages.

As used in this Lease, the Residual Value shall be deemed to be the estimated value of the Equipment at the end of the stated term of this Lease (Lessor may specifically enforce this provision which is a material inducement to Lessor in entering into this Lease). For purposes of determining present value as used herein, Lessor and Lessee agree to utilize the rate of 6%. Lessee acknowledges that said present value interest rate factor has been freely negotiated between Lessor and Lessee at a commercially reasonable rate, taking into account the facts and circumstances as of the date hereof.

Lessor shall not be required to take possession of the Equipment or to proceed with any legal process including but not limited to the repossessing of the Equipment or giving Lessee notice before exercising any of the above remedies. None of the above remedies is intended to be exclusive, but each is cumulative and in addition to any other remedy available to Lessor. Lessor's exercise of any one or more remedy shall not preclude its exercise of any other remedy. No action taken by Lessor shall release Lessee from any of its obligations to Lessor.

(h) Lessee may have more than one obligation with Lessor and in such event any collateral securing any one such obligation is deemed collateral for each other obligation and the security interest granted herein is intended to secure all such obligations, jointly and severally, and is not limited to the obligations set forth herein.

19. OWNERSHIP: PERSONAL PROPERTY. The Equipment is, and shall at all times be and remain sole and exclusive property of Lessor, and Lessee, notwithstanding any trade-in or down payment made by Lessee or on its behalf with respect to the Equipment, shall have no right, title or interest therein or thereto, except as to the use thereof subject to the terms and conditions of this Lease. The Equipment is, and at all times shall remain, personal property notwithstanding that the Equipment or any item thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent.

20. FINANCIAL REPORTS. Lessee shall provide Lessor with: (a) annual financial statements within 120 days after and as of the close of each fiscal year, including at least a balance sheet, statement of operations and statement of changes in financial position, all prepared in accordance with generally accepted accounting principles applied on a consistent basis, and (b) such other information as Lessor may reasonably request from time to time.

21. LESSEE'S WAIVERS. To the extent permitted by law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages or which may otherwise limit or modify any of Lessor's rights or remedies hereunder.

22. DELINQUENCY CHARGES AND INTEREST AFTER DEFAULT. If Lessee fails to pay any rent or other sum to be paid by Lessee to Lessor hereunder within ten (10) days after the due date thereof, Lessee shall pay Lessor (a) an amount calculated at the rate of six cents ($.06) per dollar ($ 1.00) for each such delayed payment, and shall make such payment within ten (10) days after the original due date, as compensation for Lessor's internal operating expenses arising as a result of such failure, and (b) other amounts paid by Lessor relevant to the collection thereof. All sums due as a result of any default shall accrue interest at the rate of 18% per annum from date of default, or in not lawful, then at the highest legal rate, until paid in full.

23. STATUTE OF LIMITATIONS. Any action by Lessee against Lessor for any default by Lessor under this Lease, shall be commenced within one (1) year after any such cause of action accrues.

24. ENFORCEABILITY. This Lease shall not be binding and enforceable until accepted by the Credit Committee of LCA Leasing Corp., which convenes periodically in New York which is the last act necessary to enforcement of this Agreement.


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25. JURY TRIAL. TO THE EXTENT PREMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN
ANY ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE, OR THE TRANSACTIONS CONTEMPLATED HEREIN.

26. UNIFORM COMMERCIAL CODE FINANCING STATEMENTS. Lessee grants a security interest to Lessor in all Equipment covered hereunder to the extent necessary to protect Lessor's title to or interest in the Equipment and hereby authorizes Lessor to file one or more financing statements covering the Equipment and any and all other collateral and/or security. Lessee authorizes Lessor to sign, file, record and otherwise process any such financing statements on Lessee's behalf and agrees to pay Lessor all fees in connection with such filing.

27. COUNTERPARTS AND RECORDING. This Lease ease may be executed in any number of required counterparts, each counterpart constituting an original. The parties are to execute, acknowledge and delivery such further counterparts of this Lease as may be required at any time in order to comply with the provisions of any applicable law requiring the recording or filing of this Lease or a copy hereof in any public office of the United Sates, any state or any political or governmental subdivision of any state. Lessee agrees to pay the fees and charges imposed by law for such mandatory recording or filing and the necessary expenses of Lessor, if any, in effecting such recording or filing. Only the counterpart marked "Original" may be used as a basis for the granting of any security interest in chattel paper; all other counterparts not nominated "Original" are deemed after execution to be mere true copies.

28. MISCELLANEOUS. This Lease shall be governed by the laws of the State of New York. Any action to enforce this Lease may be brought in a State or Federal court in New York County, New York, where each Lease has been entered into and contracted to be performed. To the extent any provision of this Lease may be determined to be invalid or unenforecable, such invalidity or unenforceability shall not affect the other provisions hereof. All obligations of each Lessee, if more than one, shall be joint and several. This Lease shall be binding upon the parties, its/their successors, legal representatives and assigns and is a valid legal instrument. All paragraph headings are inserted for reference purposes only and shall not affect the interpretation or meaning of this Lease. Time is of the essence in this Lease and each and all provisions and payment of all indebtedness thereunder. The obligations and liabilities of Lessee arising hereunder shall survive the expiration or earlier termination hereof until all obligations have been met and all liabilities haw been paid in full. Notices hereunder shall (a) be in writing, (b) be delivered personally or sent by mail or overnight courier to the intended recipient at its address specified above unless the recipient has given written notice of another address. Lessee will notify Lessor in writing at least thirty (30) days before changing its principal place of business or chief executive office. Lessee will at its expense promptly sign and delivery to Lessor such documents and assurances and take such further action as Lessor may reasonably request in order to carry out the intent of this Lease. In the event Lessor incurs any legal expense enforcement or defense of a term hereof Lessee shall pay all attorneys fee and court costs whether or not suit is filed both at trial and on appeal(s). Lessee authorizes Lessor or Lessor's agents to sign, file and record, on Lessee's behalf, any financing statement Lessor reasonably considers necessary to protect or perfect its interest in the Equipment and/or other collateral, if any, and expressly authorizes and instructs Lessor to enter serial numbers and other pertinent information upon this Lease as Lessor deems desirable to protect Lessor's interest in the Equipment. Lessee further authorizes Lessor or Lessor's agents to execute any documents on Lessee's behalf which Lessee is required and fails to execute pursuant to the terms of the Lease.

29. ALL MODIFICATIONS MUST BE IN WRITING. The terms of this Lease may not be waived, altered, amended, modified, revoked, or rescinded and all other prior and/or contemporaneous oral and written representations are merged herein. This is the final expression of this Lease between Lessor and Lessee. Any agreements to modify this Lease must be executed by Lessor and Lessee by a signed writing and no attempt at modification or rescission of this Lease will be binding or enforceable as a matter of law.

LCA LEASING CORP.



BY: /s/ Gary Mauer                  SVP
   -----------------------------------------
                                   Title


ACCEPTANCE DATE:


                       6/30     ,1995
--------------------------------   --


LESSEE:
SMA VIDEO INC.


BY: /s/ illegible                President
   -----------------------------------------
                                   Title



BY:
   -----------------------------------------
                                   Title


DATE:   May 5                   ,1995
     ---------------------------   --


ATTEST: (Witness or Notary)                   illegible
                           ----------------------------------------------------
                                             Name and Address


          Subscribed and sworn to before me this    5    day of    May   , 1995
                                                --------        ---------    --








                                  4 of 4 pages

                            EQUIPMENT LEASE SCHEDULE
                             Lease # 001-03599-001



Schedule No., 001 under Equipment Lease No. 001-03599 between LCA Leasing Corp. (Lessor) and SMA VIDEO INC. of NEW YORK, NY (Lessee).

Lessor and Lessee agree to the following terms subject to the covenants and conditions of the above identified lease:

1. SCHEDULE: This schedule is entered into as of the acceptance date stated below between Lessor and Lessee. This schedule is made part of, is subject to, and is incorporated by reference into the Lease, numbered and identified, its terms and conditions. All terms not otherwise defined have the definitions and meanings stated in the Lease.

2. EQUIPMENT LEASED: THE following equipment is leased under the terms and conditions stated in the Lease and in this schedule. It is generally described here and more specifically described in attached Exhibit "A".
     (1) NEW RANK CINTEL TELECINE SYSTEM. (1) NEW LIPSNER-SMITH CLEANING
     MACHINE.

3. TERM & RENT: The first 60 payment(s) each at $16,227.89; followed by 0 payment(s) each at $O; followed by 0 payment(s) each at $O; followed by 0 payment(s) each at $O; followed by 0 payment(s) each it $0.

     ADVANCE RENTAL: $ 0 is due and payable at the signing of this schedule being first 0 month(s) and last 0 MONTH(S) advance rentals.

     SECURITY DEPOSIT. $ is due on or before the signing of the schedule as a Security Deposit.

4. LOCATION: If different from Lessee's address, items of equipment shall be located at the following address and shall not be moved without the prior written consent of Lessor:

     100 AVENUE OF THE AMERICAS

     NEW YORK, NY 10013

5.   INSURANCE: Lessee confirms that the insurance policies required under section 14 of the terms and conditions of the Lease have been obtained, are in full force and effect, and a binder or other evidence has been provided to the satisfaction of Lessor.

6. REPRESENTATIONS BY LESSEE: Lessee represents and warrants that requirements precedent to the lease and schedule have been fulfilled, satisfied or complied with; representations and warranties about the Lessee are true, correct and have experienced no material adverse change as of the date hereof and no event of default under the lease exists as to this schedule nor has occurred nor is continuing.

IN WITNESS WHEREOF, Lessor and Lessee execute this schedule upon the dates written.


LCA LEASING CORP.



BY: /s/ Gary Mauer                 SVP
   -----------------------------------------
                                   Title


ACCEPTANCE DATE:


                       6/30     ,1995
--------------------------------   --


LESSEE:
SMA VIDEO INC.


BY: /s/ illegible                President
   -----------------------------------------
                                   Title


BY:
   -----------------------------------------
                                   Title


DATE:   May 5,1995
     ---------------------------------------


ATTEST: (Witness or Notary)                     illegible
                           ----------------------------------------------------
                                             Name and Address


          Subscribed and sworn to before me this    5    day of    May   , 1995
                                                --------        ---------    --

FROM: (LESSEE)                                        DATE    May 5, 1995
        SMA VIDEO INC.                                    ---------------------
        100 AVENUE OF THE AMERICAS

        NEW YORK, NY 10013

TO:     LCA LEASING CORP. (LESSOR)
        9400 WILLIAMSBURG PLAZA
        SUITE 200
        LOUISVILLE., KENTUCKY 40222

RE:     LEASE # 001-03599-001

Gentlemen:

The Above-Captioned Equipment Lease Agreement between us shall be amended and supplemented, effective SIXTY (60) days prior to the expiration of the initial term thereof and provided said Lease is not then and has not been in default, by the addition to said Lease of the following:

OFFER OF PURCHASE: Notwithstanding anything to the contrary contained herein, Lessee shall have the OBLIGATION to purchase Lessor's Right, Title and Interest in and to the equipment, as a whole, but not in part, AS-IS, WHERE-IS, at the end of the base or the initial term of this Lease for $ 1.00 (plus any and all applicable taxes) provided that Lessee is not then and has not been in default hereunder. Lessee agrees that any default hereunder shall render this Offer of Purchase null and void, of no force or effect and that this provision will be strictly enforced.

All else in said Equipment Lease shall remain unchanged and in full force and effect.

If the foregoing is acceptable to you, kindly indicate your acceptance by signing the enclosed copy of this letter and return such executed copy to the undersigned, so that this agreement may become effective as set forth above, SIXTY (60) days prior to the scheduled expiration of the Initial Lease Term. Any default by Lessee under the Lease shall automatically negate your acceptance hereof.

                                        Very Truly Yours,
                                        SMA VIDEO

                                        BY: /s/ illegible         President
                                           ----------------------------------
                                                                    TITLE

ACCEPTED AND AGREE TO:

LCA LEASING CORP.

BY:/s/ Gary Mauer           SVP
   -------------------------------
                           TITLE

DATE:             6/30 , 1995
     ------------------    --